UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 20, 2012

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01    Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2012, the Board of Directors (the “Board”) of SanDisk Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws to reduce the size of the Board from ten (10) directors to eight (8) directors. The Amendment was effective upon approval by the Board.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, effective as of December 20, 2012, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, effective as of December 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2012
SANDISK CORPORATION

		By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws, effective as of December 20, 2012.